Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2011

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Insurer Financial Strength	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of April 27, 2011, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
First Quarter 2011

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

Cincinnati Financial Corporation
Quick Reference - First Quarter 2011
(all data shown is for the three months ended or as of March 31, 2011)

	3/31/2011	Year over year change %
Revenues:

Commercial lines net written premiums	$588	0
Personal lines net written premiums	173	12
Excess & surplus lines net written premiums	18	38
Property casualty net written premiums	779	3
Life and accident and health net written premiums	43	6
Annuity net written premiums	60	(7)
Life, annuity and accident and health net written premiums	103	(2)
Commercial lines net earned premiums	540	3
Personal lines net earned premiums	190	9
Excess & surplus lines net earned premiums	15	36
Property casualty net earned premiums	745	5
Fee revenue	1	0
Life and accident and health net earned premiums	37	(5)
Investment income	131	1
Realized gains on investments	12	50
Other revenue	3	50
Total revenues	929	5

Income:

Operating income	$55	(13)
Net realized investment gains and losses	7	40
Net income	62	(9)

Per share (diluted):

Operating income	$0.33	(15)
Net realized investment gains and losses	0.05	67
Net income	0.38	(10)
Book value	31.40	5
Weighted average shares – diluted	163,669,998	nm

	3/31/2011	Year over year change %
Benefits and expenses:

Commercial lines loss and loss expenses	$374	6
Personal lines loss and loss expenses	141	26
Excess & surplus lines loss and loss expenses	15	50
Life and accident and health losses and policy benefits	45	7
Underwriting, acquisition and insurance expenses	261	(3)
Other operating expenses	4	25
Interest expenses	13	(7)
Total benefits & expenses	853	6
Income before income taxes	76	(11)
Total income tax	14	(18)

Balance Sheet:

Fixed maturity investments	$8,536
Equity securities	3,100
Other invested assets	68
Total invested assets	$11,704

Equity in net assets of subsidiaries	$4,761

Loss and loss expense reserves	$4,239
Total debt	839
Shareholders' equity	5,118

Key ratios:

Commercial lines GAAP combined ratio	104.0%
Personal lines GAAP combined ratio	101.4
Excess & surplus lines GAAP combined ratio	133.0
Property casualty GAAP combined ratio	103.9

Commercial lines STAT combined ratio	102.1%
Personal lines STAT combined ratio	104.4
Excess & surplus lines STAT combined ratio	130.4
Property casualty STAT combined ratio	103.3

Value creation ratio	2.9%

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2011

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$785	$-	$-	$-	$785
Life	-	-	48	-	-	48
Accident health	-	-	2	-	-	2
Premiums ceded	-	(40)	(13)	-	-	(53)
Total earned premium	-	745	37	-	-	782
Investment income	10	88	33	-	-	131
Realized gain (loss) on investments	3	38	(29)	-	-	12
Fee revenue	-	1	-	-	-	1
Other revenue	4	-	1	2	(4)	3
Total revenues	$17	$872	$42	$2	$(4)	$929

Benefits & expenses:
Losses & policy benefits	$-	$543	$53	$-	$-	$596
Reinsurance recoveries	-	(13)	(8)	-	-	(21)
Underwriting, acquisition and insurance expenses	-	245	16	-	-	261
Other operating expenses	7	-	-	1	(4)	4
Interest expense	13	-	-	-	-	13
Total expenses	$20	$775	$61	$1	$(4)	$853

Income (loss) before income taxes	$(3)	$97	$(19)	$1	$-	$76

Provision (benefit) for income taxes:
Current operating income	$(3)	$13	$10	$-	$-	$20
Capital gains/losses	1	13	(9)	-	-	5
Deferred	(1)	(3)	(7)	-	-	(11)
Total provision (benefit) for income taxes	$(3)	$23	$(6)	$-	$-	$14

Operating income (loss)	$(2)	$49	$7	$1	$-	$55

Net income (loss) - current year	$-	$74	$(13)	$1	$-	$62

Net income - prior year	$2	$59	$7	$-	$-	$68
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$-	$-	$-	$5,850	$5,818	$5,924	$5,804	$5,759
Equities (fair value)	-	-	-	2,203	2,175	1,928	1,862	2,013
Short-term investments (fair value)	-	-	-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)	-	-	-	320	314	494	363	287
Equities - pretax net unrealized gain	-	-	-	670	604	476	457	635
Loss and loss expense reserves - STAT	-	-	-	3,788	3,756	3,799	3,781	3,689
Equity GAAP	-	-	-	4,721	4,656	4,652	4,429	4,506
Surplus - STAT	-	-	-	3,833	3,777	3,641	3,537	3,692

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$-	$-	$-	$2,449	$2,315	$1,867	$1,859	$2,055
Equities (fair value)	-	-	-	102	103	108	100	114
Short-term investments (fair value)	-	-	-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)	-	-	-	149	148	215	154	110
Equities - pretax net unrealized gain (loss)	-	-	-	25	(4)	1	(7)	7
Equity - GAAP	-	-	-	756	748	775	729	700
Surplus - STAT	-	-	-	308	303	316	307	310

	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$5,663	$5,521	$5,521	$5,169	$4,309	$4,183	$4,304	$4,351
Equities (fair value)	1,910	2,477	2,477	2,247	2,432	3,210	3,537	4,186
Short-term investments (fair value)	5	10	10	11	19	162	-	51
Fixed maturities - pretax net unrealized gain (loss)	202	301	301	25	(108)	(132)	(33)	39
Equities - pretax net unrealized gain	592	590	590	487	627	1,016	1,187	1,831
Loss and loss expense reserves - STAT	3,639	3,656	3,656	3,674	3,494	3,507	3,534	3,448
Equity GAAP	4,405	4,283	4,283	3,795	3,667	3,947	4,011	4,498
Surplus - STAT	3,648	3,472	3,472	3,241	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,927	$1,868	$1,868	$1,694	$1,467	$1,483	$1,551	$1,534
Equities (fair value)	108	119	119	103	122	200	265	307
Short-term investments (fair value)	-	1	1	1	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)	72	67	67	(43)	(115)	(79)	(35)	-
Equities - pretax net unrealized gain	1	11	11	(8)	(7)	61	92	127
Equity - GAAP	666	653	653	563	471	530	617	661
Short-term investments (fair value)	300	283	283	270	290	371	420	453

Cincinnati Financial Corporation and Subsidiaries
Investments Results

(In millions)	Cost or	Gross unrealized		Fair
At March 31, 2011	amortized cost	gains	losses	value	OTTI in AOCI
Fixed maturities:
States, municipalities and political subdivisions	$3,058	$112	$10	$3,160	$-
Convertibles and bonds with warrants attached	73	-	-	73	-
United States government	4	1	-	5	-
Government-sponsored enterprises	226	-	2	224	-
Foreign government	3	-	-	3	-
Corporate securities	4,669	408	6	5,071	-
Subtotal	8,033	521	18	8,536	$-
Equity securities:
Common equities	2,149	858	11	2,996
Preferred equities	74	30	-	104
Subtotal	2,223	888	11	3,100	NA
Total	$10,256	$1,409	$29	$11,636

At December 31, 2010
Fixed maturities:
States, municipalities and political subdivisions	$3,043	$110	$10	$3,143	$-
Convertibles and bonds with warrants attached	69	-	-	69	-
United States government	4	1	-	5	-
Government-sponsored enterprises	201	-	1	200	-
Foreign government	3	-	-	3	-
Short-term investments	-	-	-	-	-
Collateralized mortgage obligations	-	-	-	-	-
Corporate securities	4,568	404	9	4,963	-
Subtotal	7,888	515	20	8,383	$-
Equity securities:
Common equities	2,211	757	28	2,940
Preferred equities	75	27	1	101
Subtotal	2,286	784	29	3,041	NA
Total	$10,174	$1,299	$49	$11,424

	At March 31,		At December 31,
	2011		2010
Weighted average yield-to-book value	5.4%		5.5%
Weighted average maturity	6.0	yrs	6.2	yrs
Effective duration	4.9	yrs	5.0	yrs

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2011	2010	Change	% Change
Underwriting income
Net premiums written	$778	$756	$22	3
Unearned premiums increase	33	48	(15)	(31)
Earned premiums	$745	$708	$37	5

Losses incurred	$435	$385	$50	13
Allocated loss expenses incurred	45	43	2	5
Unallocated loss expenses incurred	50	47	3	6
Other underwriting expenses incurred	236	254	(18)	(7)
Workers compensation dividend incurred	14	3	11	367

Total underwriting deductions	$780	$732	$48	7
Net underwriting losses	$(35)	$(24)	$(11)	(46)

Investment income
Gross investment income earned	$91	$90	$1	1
Net investment income earned	90	89	1	1
Net realized capital gains	22	2	20	nm
Net investment gains (excl. subs)	$112	$91	$21	23
Dividend from subsidiary	-	-	-	-
Net investment gains (net of tax)	$112	$91	$21	23

Other income	$1	$-	$1	nm

Net income before federal income taxes	$78	$67	$11	16
Federal and foreign income taxes incurred	$13	$17	$(4)	(24)
Net income (statutory)	$65	$50	$15	30
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*Excludes CSU Producers Resources Inc.

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated Loss Detail
New losses greater than $4,000,000				$11	$15	$17	$11	$6		$17		$34		$49
New losses $1,000,000-$4,000,000				50	43	36	29	35		64		100		142
New losses $250,000-$1,000,000				54	47	46	53	52		104		150		200
Case reserve development above $250,000				34	45	66	30	37		68		134		178
Large losses subtotal				$149	$150	$165	$123	$130		$253		$418		$569
IBNR incurred				32	18	16	11	12		23		41		59
Catastrophe losses incurred				41	5	28	100	15		114		143		148
Remaining incurred				213	184	228	239	228		468		694		876
Total losses incurred				$435	$357	$437	$473	$385		$858		$1,296		$1,652
Commercial Lines Loss Detail
New losses greater than $4,000,000				$11	$10	$17	$11	$6		$17		$34		$44
New losses $1,000,000-$4,000,000				40	38	28	22	32		54		82		120
New losses $250,000-$1,000,000				37	31	37	40	40		80		117		148
Case reserve development above $250,000				31	41	62	29	32		61		123		164
Large losses subtotal				$119	$120	$144	$102	$110		$212		$356		$476
IBNR incurred				24	19	10	7	9		17		27		45
Catastrophe losses incurred				26	5	17	57	10		66		84		89
Remaining incurred				131	97	141	152	152		304		444		542
Total losses incurred				$300	$241	$312	$318	$281		$599		$911		$1,152
Personal Lines Loss Detail
New losses greater than $4,000,000				$-	$5	$-	$-	$-		$-		$-		$5
New losses $1,000,000-$4,000,000				9	5	5	7	3		10		15		20
New losses $250,000-$1,000,000				14	14	7	10	10		20		27		41
Case reserve development above $250,000				3	3	4	1	3		4		8		11
Large losses subtotal				$26	$27	$16	$18	$16		$34		$50		$77
IBNR incurred				4	1	4	2	1		2		7		8
Catastrophe losses incurred				14	(1)	11	43	5		48		59		58
Remaining incurred				80	86	84	83	75		159		243		328
Total losses incurred				$124	$113	$115	$146	$97		$243		$359		$471
Excess & Surplus Lines Loss Detail
New losses greater than $4,000,000				$-	$-	$-	$-	$-		$-		$-		$-
New losses $1,000,000-$4,000,000				1	-	3	-	-		-		3		3
New losses $250,000-$1,000,000				3	2	2	3	2		5		6		9
Case reserve development above $250,000				-	1	-	-	2		2		3		3
Large losses subtotal				$4	$3	$5	$3	$4		$7		$12		$15
IBNR incurred				4	(2)	2	2	2		5		7		4
Catastrophe losses incurred				1	1	-	-	-		-		-		1
Remaining incurred				2	1	3	4	1		4		7		9
Total losses incurred				$11	$3	$10	$9	$7		$16		$26		$29
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated Loss Ratio
New losses greater than $4,000,000				1.4%	2.0%	2.3%	1.5%	0.8%		1.2%		1.6%		1.7%
New losses $1,000,000-$4,000,000				6.7	5.7	4.8	4.0	4.9		4.6		4.6		4.9
New losses $250,000-$1,000,000				7.3	6.7	6.2	7.2	7.4		7.2		6.9		6.8
Case reserve development above $250,000				4.6	5.9	8.9	4.2	5.3		4.7		6.2		6.1
Large losses subtotal				20.0%	20.3%	22.2%	16.9%	18.4%		17.7%		19.3%		19.5%
IBNR incurred				4.4	2.5	2.3	1.6	1.7		1.6		1.8		2.0
Total catastrophe losses incurred				5.5	0.7	3.8	13.6	2.1		7.9		6.5		5.1
Remaining incurred				28.5	24.4	30.5	33.0	32.1		32.6		31.9		30.0
Total loss ratio				58.4%	47.9%	58.8%	65.1%	54.3%		59.8%		59.5%		56.6%
Commercial Lines Loss Ratio
New losses greater than $4,000,000				1.9%	1.8%	3.1%	2.0%	1.1%		1.6%		2.1%		2.0%
New losses $1,000,000-$4,000,000				7.5	7.0	5.1	4.1	6.1		5.1		5.1		5.6
New losses $250,000-$1,000,000				6.9	5.8	6.7	7.4	7.7		7.5		7.3		6.9
Case reserve development above $250,000				5.7	7.4	11.4	5.4	6.2		5.8		7.7		7.6
Large losses subtotal				22.0%	22.0%	26.3%	18.9%	21.1%		20.0%		22.2%		22.1%
IBNR incurred				4.4	3.3	1.9	1.3	1.8		1.6		1.7		2.1
Total catastrophe losses incurred				4.9	1.0	3.2	10.5	1.8		6.2		5.2		4.1
Remaining incurred				24.2	17.8	25.7	28.3	29.0		28.6		27.6		25.2
Total loss ratio				55.5%	44.1%	57.1%	59.0%	53.7%		56.4%		56.7%		53.5%
Personal Lines Loss Ratio
New losses greater than $4,000,000				0.0%	2.7%	0.0%	0.0%	0.0%		0.0%		0.0%		0.7%
New losses $1,000,000-$4,000,000				4.8	2.3	2.8	4.4	1.5		3.0		2.9		2.8
New losses $250,000-$1,000,000				7.1	7.8	4.0	5.6	5.5		5.6		5.0		5.7
Case reserve development above $250,000				1.7	1.8	2.0	0.6	1.9		1.2		1.5		1.6
Large losses subtotal				13.6%	14.6%	8.8%	10.6%	8.9%		9.8%		9.4%		10.8%
IBNR incurred				2.3	0.8	2.4	0.9	0.3		0.6		1.2		1.1
Total catastrophe losses incurred				7.4	(0.3)	6.0	23.8	3.0		13.5		11.0		8.1
Remaining incurred				41.6	45.3	46.0	47.1	43.1		45.1		45.4		45.4
Total loss ratio				64.9%	60.4%	63.2%	82.4%	55.3%		69.0%		67.0%		65.4%
Excess & Surplus Lines Loss Ratio
New losses greater than $4,000,000				0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000				0.0	0.0	19.4	0.0	0.0		0.0		7.1		5.1
New losses $250,000-$1,000,000				25.8	17.5	16.7	18.8	16.9		19.9		18.7		18.4
Case reserve development above $250,000				2.7	1.8	2.5	2.7	20.7		11.6		13.1		14.2
Large losses subtotal				28.5%	19.3%	38.6%	21.5%	37.6%		31.5%		38.9%		37.7%
IBNR incurred				26.1	(13.2)	14.9	23.5	18.4		23.7		18.5		9.6
Total catastrophe losses incurred				2.8	(0.1)	4.6	0.0	0.0		0.0		1.7		1.2
Remaining incurred				20.2	14.7	14.2	32.5	9.4		18.3		18.8		17.4
Total loss ratio				77.6%	20.7%	72.3%	77.5%	65.4%		73.5%		77.9%		65.9%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated Loss Claim Count
New losses greater than $4,000,000				2	3	3	2	1		3		6		9
New losses $1,000,000-$4,000,000				30	23	20	18	19		37		57		80
New losses $250,000-$1,000,000				122	123	112	117	123		240		352		475
Case reserve development above $250,000				68	71	101	73	77		143		237		308
Large losses total				222	220	236	210	220		423		652		872
Commercial Lines Loss Claim Count
New losses greater than $4,000,000				2	2	3	2	1		3		6		8
New losses $1,000,000-$4,000,000				24	20	15	12	17		29		44		64
New losses $250,000-$1,000,000				85	79	88	88	95		183		271		350
Case reserve development above $250,000				59	70	93	70	67		137		230		300
Large losses total				170	171	199	172	180		352		551		722
Personal Lines Loss Claim Count
New losses greater than $4,000,000				-	1	-	-	-		-		-		1
New losses $1,000,000-$4,000,000				6	3	3	6	2		8		11		14
New losses $250,000-$1,000,000				29	38	19	24	24		48		67		105
Case reserve development above $250,000				8	-	7	2	5		7		14		23
Large losses total				43	42	29	32	31		63		92		143
Excess & Surplus Lines Loss Claim Count
New losses greater than $4,000,000				-	-	-	-	-		-		-		-
New losses $1,000,000-$4,000,000				-	-	2	-	-		-		2		2
New losses $250,000-$1,000,000				8	6	5	5	4		9		14		20
Case reserve development above $250,000				1	1	1	1	5		6		7		8
Large losses total				9	7	8	6	9		15		23		30
The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Three Months Ended March 31, 2011

(Dollars in millions)	Commercial Lines							Personal Lines				Consolidated		Comm'l	Personal	E & S	Consol
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	E & S Lines	2011 Total	2010 Total	Change %	Change %	Change %	Change %

OH	$33.2	$22.4	$15.0	$-	$5.0	$5.9	$1.4	$25.8	$19.0	$7.2	$2.3	$136.9	$138.7	(5.1)	4.1	40.5	(1.3)
IL	15.7	10.6	8.4	14.3	2.8	1.8	0.7	6.3	4.7	1.7	1.2	68.0	68.9	(3.5)	9.8	3.2	(1.1)
IN	13.2	10.0	6.8	7.8	2.0	1.4	0.7	6.5	6.1	1.6	1.6	57.8	52.8	8.2	11.1	29.8	9.4
PA	13.2	8.2	8.3	14.0	2.5	1.6	0.6	1.8	1.4	0.9	0.8	53.4	52.2	1.1	10.9	36.2	2.2
GA	6.5	5.3	4.7	3.3	1.9	1.5	0.3	7.8	7.2	2.2	1.0	41.6	41.4	(5.4)	7.9	40.6	0.5
NC	7.9	6.6	5.4	5.2	3.8	1.7	0.4	3.5	2.5	1.2	0.5	38.9	35.7	1.8	52.1	47.5	8.9
MI	8.0	5.6	3.8	4.3	2.5	1.5	0.4	3.6	3.2	0.8	0.7	34.2	32.4	1.0	20.2	59.3	5.5
VA	7.6	6.2	5.1	5.1	1.3	1.4	0.3	2.1	1.7	0.6	0.6	32.1	35.4	(11.4)	0.5	40.2	(9.3)
KY	5.8	6.0	3.9	1.0	1.7	0.7	0.3	5.4	4.1	1.2	0.8	30.8	28.5	6.5	9.8	35.5	8.3
WI	6.9	4.3	3.0	8.3	1.0	0.9	0.4	1.8	1.7	0.7	0.3	29.4	30.7	(6.0)	5.6	55.5	(4.1)
TN	6.5	5.2	3.7	2.8	2.6	1.3	0.4	2.6	2.7	0.9	0.2	28.8	28.7	(3.0)	15.4	(30.5)	0.1
AL	4.3	5.4	2.2	0.2	2.3	0.7	0.3	3.8	5.9	1.4	0.6	27.0	24.2	11.6	9.0	94.5	11.7
FL	5.9	5.8	2.2	0.4	0.5	0.6	0.2	2.2	3.0	0.6	0.6	22.1	22.8	(2.8)	(8.3)	90.2	(3.1)
IA	5.4	3.7	2.4	5.6	1.0	0.8	0.2	0.9	0.9	0.4	0.4	21.6	22.3	(4.9)	16.6	0.7	(3.1)
MN	5.6	4.2	2.5	2.2	1.0	0.6	0.4	1.8	1.7	0.5	0.5	20.9	21.3	(3.9)	6.1	4.2	(2.0)
MO	4.6	4.5	3.1	2.5	1.6	0.4	0.3	0.9	1.2	0.3	1.1	20.7	21.1	(7.0)	17.0	101.0	(1.8)
NY	6.7	2.3	2.6	0.7	0.4	0.4	0.2	-	-	-	0.2	13.5	14.6	(7.7)	(8.8)	38.9	(7.3)
MD	3.5	1.8	3.1	2.2	0.4	0.4	0.1	0.3	0.5	0.1	0.3	12.8	12.1	3.9	26.9	21.8	5.6
KS	2.3	2.4	1.4	2.5	0.8	0.3	0.1	1.0	1.2	0.3	0.2	12.5	12.5	(2.8)	5.9	110.3	(0.4)
AR	2.0	2.9	1.7	1.0	1.3	0.3	0.2	0.8	0.9	0.3	0.4	11.7	11.2	(0.2)	21.5	72.3	4.5
TX	3.7	3.0	2.5	0.5	0.1	0.2	0.2	-	-	-	1.3	11.6	6.8	66.1	21.0	110.9	70.1
AZ	2.6	1.9	1.8	0.6	0.2	0.3	0.2	0.4	0.4	0.1	0.3	8.8	8.7	(3.1)	34.5	16.4	0.5
SC	2.2	1.8	1.4	0.8	0.5	0.5	0.1	0.5	0.3	0.2	0.2	8.5	9.4	(16.1)	93.0	(20.3)	(10.0)
MT	3.2	1.4	1.8	-	0.3	0.2	0.1	0.4	0.3	0.1	0.1	7.9	7.7	(0.6)	42.0	(3.7)	2.4
NE	1.8	1.6	1.0	1.5	0.4	0.5	0.1	0.2	0.2	0.1	0.4	7.8	7.9	(3.8)	8.5	113.6	(0.4)
UT	2.3	1.3	1.5	-	0.1	0.4	0.1	1.0	0.4	0.1	0.3	7.6	7.0	(0.4)	83.5	(16.3)	9.1
ID	2.1	1.4	1.6	0.1	0.3	0.3	0.1	0.4	0.2	0.1	0.1	6.4	5.5	13.0	85.6	12.9	17.4
WV	1.5	1.2	1.2	0.4	0.6	0.2	0.1	-	0.1	0.1	0.4	5.6	5.4	3.2	3.2	25.6	4.5
VT	1.0	0.8	0.6	2.0	0.3	0.3	-	0.2	0.3	0.1	0.1	5.6	5.4	(0.4)	70.3	29.6	4.3
ND	1.9	1.0	0.8	-	0.2	0.2	0.1	0.1	0.1	-	-	4.6	4.0	11.8	24.8	144.3	13.2
NH	0.8	0.6	0.3	0.9	0.2	0.4	-	0.2	0.2	0.1	0.2	3.8	3.4	7.6	36.2	21.5	11.2
CO	1.0	1.0	0.9	0.1	-	0.3	0.1	-	-	-	0.2	3.6	2.3	53.5	6.2	99.6	54.6
SD	0.7	0.6	0.4	1.0	0.1	0.1	-	-	-	-	0.1	3.1	2.6	16.7	103.1	391.2	18.9
WA	0.8	0.5	0.8	-	-	0.2	0.1	-	-	-	0.1	2.5	1.5	67.0	nm	119.8	69.2
NM	0.8	0.4	0.5	0.2	-	0.3	-	-	-	-	0.1	2.3	1.9	19.5	nm	(16.0)	17.6
DE	0.5	0.5	0.4	0.4	0.1	0.1	-	-	-	-	-	1.9	2.3	(15.2)	11.0	nm	(15.1)
OR	0.3	0.1	0.2	-	-	0.0	-	-	-	-	-	0.7	-	499.6	nm	nm	536.7
WY	0.2	0.1	0.1	-	-	-	-	-	-	-	0.1	0.5	0.1	349.1	4.4	nm	354.7
CT	0.1	0.1	0.1	-	-	-	-	-	-	-	-	0.4	-	336.8	17.8	nm	337.7
All Other	0.5	0.6	0.5	0.9	-	0.4	-	-	-	-	-	3.2	3.6	(13.6)	170.6	nm	(8.6)
Total	$192.8	$143.0	$107.8	$92.8	$39.7	$29.1	$9.3	$82.3	$72.0	$23.7	$18.7	$811.3	$793.3	(0.6)	10.1	41.3	2.3
Other Direct	-	0.3	-	1.0	-	-	-	-	-	-	-	1.3	0.9	13.7	(155.9)	nm	46.2
Total Direct	$192.8	$143.3	$107.8	$93.8	$39.7	$29.1	$9.3	$82.3	$72.0	$23.7	$18.7	$812.6	$794.2	(0.6)	10.3	41.3	2.3
Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

Quarterly Property Casualty Data - Commercial Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Commercial casualty:
Written premiums				$189	$166	$161	$168	$191		$359		$520		$686
Earned premiums				172	175	182	172	164		336		518		693
Loss and loss expenses incurred				80	87	104	82	96		178		282		369
Loss and loss expenses ratio				46.5%	49.6%	56.5%	48.3%	58.3%		53.2%		54.4%		53.2%
Contribution from catastrophe losses				-	-	-	-	-		-		-		-
Contribution from prior period reserve development				(32.3)	(50.5)	(18.5)	(25.3)	(12.7)		(19.2)		(18.9)		(26.9)
Loss and loss expenses before catastrophe losses and prior period reserve development				78.8%	100.1%	75.0%	73.6%	71.0%		72.4%		73.3%		80.1%
Commercial property:
Written premiums				$132	$126	$122	$124	$129		$253		$375		$497
Earned premiums				126	124	123	121	121		242		365		489
Loss and loss expenses incurred				115	69	87	109	86		195		282		351
Loss and loss expenses ratio				91.4%	55.7%	70.8%	90.1%	71.0%		80.5%		77.3%		71.8%
Contribution from catastrophe losses				18.6	2.3	9.0	36.7	8.3		22.5		18.0		14.0
Contribution from prior period reserve development				11.4	(0.9)	-	(5.5)	(1.8)		(3.7)		(2.4)		(2.0)
Loss and loss expenses before catastrophe losses and prior period reserve development				61.4%	54.3%	61.8%	58.9%	64.5%		61.7%		61.7%		59.8%
Commercial auto:
Written premiums				$107	$92	$91	$99	$103		$202		$293		$385
Earned premiums				96	97	96	96	95		191		287		384
Loss and loss expenses incurred				50	53	59	70	58		128		187		240
Loss and loss expenses ratio				52.2%	55.1%	61.3%	72.9%	61.0%		67.0%		65.1%		62.6%
Contribution from catastrophe losses				(0.1)	0.4	(0.5)	4.2	(1.0)		1.6		0.9		0.8
Contribution from prior period reserve development				(24.6)	(20.8)	(5.3)	(1.0)	(7.1)		(4.0)		(4.4)		(8.5)
Loss and loss expenses before catastrophe losses and prior period reserve development				76.9%	75.5%	67.1%	69.7%	69.1%		69.4%		68.6%		70.3%
Workers' compensation:
Written premiums				$90	$75	$68	$72	$95		$167		$235		$310
Earned premiums				76	81	77	79	74		153		230		311
Loss and loss expenses incurred				70	67	86	72	67		139		225		292
Loss and loss expenses ratio				91.5%	82.8%	112.2%	89.9%	91.4%		90.6%		97.8%		93.9%
Contribution from catastrophe losses				-	-	-	-	-		-		-		-
Contribution from prior period reserve development				(4.1)	(9.8)	(15.3)	(13.3)	(11.9)		(12.6)		(13.5)		(12.6)
Loss and loss expenses before catastrophe losses and prior period reserve development				95.6%	92.6%	127.5%	103.2%	103.3%		103.2%		111.3%		106.5%
Specialty package:
Written premiums				$37	$37	$37	$36	$39		$75		$112		$149
Earned premiums				37	37	38	37	37		74		112		149
Loss and loss expenses incurred				32	13	33	32	33		65		98		111
Loss and loss expenses ratio				85.5%	34.9%	89.1%	85.6%	89.0%		87.3%		87.9%		74.8%
Contribution from catastrophe losses				7.7	6.9	18.7	20.2	1.1		10.8		13.4		11.9
Contribution from prior period reserve development				13.6	(19.4)	9.4	(3.5)	10.0		3.2		5.3		(0.8)
Loss and loss expenses before catastrophe losses and prior period reserve development				64.2%	47.4%	61.0%	68.9%	77.9%		73.3%		69.2%		63.7%
Surety and executive risk:
Written premiums				$24	$23	$23	$24	$23		$47		$70		$93
Earned premiums				25	28	22	25	24		49		71		95
Loss and loss expenses incurred				24	29	17	8	13		21		38		67
Loss and loss expenses ratio				96.1%	119.5%	73.9%	36.2%	51.1%		43.6%		53.2%		69.9%
Contribution from catastrophe losses				-	-	-	-	-		-		-		-
Contribution from prior period reserve development				41.4	43.8	(17.3)	(17.7)	4.0		(6.9)		(10.2)		3.4
Loss and loss expenses before catastrophe losses and prior period reserve development				54.7%	75.7%	91.2%	53.9%	47.1%		50.5%		63.4%		66.5%
Machinery and equipment:
Written premiums				$9	$9	$9	$9	$8		$17		$26		$35
Earned premiums				8	8	9	8	8		16		25		33
Loss and loss expenses incurred				3	1	1	5	-		5		6		7
Loss and loss expense ratio				36.9%	17.7%	11.9%	51.9%	6.1%		29.3%		23.4%		21.9%
Contribution from catastrophe losses				0.2	(0.3)	(1.7)	1.8	(1.0)		0.4		(0.3)		(0.3)
Contribution from prior period reserve development				8.5	(3.3)	(6.8)	1.9	(17.2)		(7.5)		(7.3)		(6.3)
Loss and loss expenses before catastrophe losses and prior period reserve development				28.2%	21.3%	20.4%	48.2%	24.3%		36.4%		31.0%		28.5%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Quarterly Property Casualty Data - Personal Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10

Personal auto:
Written premiums				$82	$84	$98	$97	$73		$170		$268		$352
Earned premiums				89	87	86	83	81		164		250		337
Loss and loss expenses incurred				57	68	59	61	47		108		167		235
Loss and loss expenses ratio				63.8%	78.6%	68.1%	73.6%	58.2%		66.0%		66.7%		69.8%
Contribution from catastrophe losses				0.9	(0.1)	0.1	4.0	(0.1)		2.0		1.3		1.0
Contribution from prior period reserve development				(5.7)	(2.5)	(0.4)	(1.4)	(4.7)		(3.0)		(2.1)		(2.2)
Loss and loss expenses before catastrophe losses and prior period reserve development				68.6%	81.2%	68.4%	71.0%	63.0%		67.0%		67.5%		71.0%

Homeowner:
Written premiums				$68	$75	$83	$81	$60		$141		$224		$299
Earned premiums				76	75	72	72	70		142		214		289
Loss and loss expenses incurred				69	55	61	89	53		142		203		258
Loss and loss expenses ratio				90.3%	72.1%	84.5%	123.8%	76.0%		100.2%		94.9%		89.0%
Contribution from catastrophe losses				16.3	(0.9)	13.4	52.8	6.9		30.1		24.5		17.9
Contribution from prior period reserve development				(3.2)	(6.9)	(3.0)	(0.6)	1.6		0.5		(0.7)		(2.3)
Loss and loss expenses before catastrophe losses and prior period reserve development				77.2%	79.9%	74.1%	71.6%	67.5%		69.6%		71.1%		73.4%

Other personal:
Written premiums				$23	$28	$27	$26	$22		$48		$75		$99
Earned premiums				25	24	24	24	23		47		71		95
Loss and loss expenses incurred				15	7	12	13	12		25		37		44
Loss and loss expenses ratio				61.2%	32.1%	50.3%	53.0%	51.5%		52.3%		51.6%		46.6%
Contribution from catastrophe losses				3.0	0.9	4.3	5.3	2.8		4.1		4.2		3.3
Contribution from prior period reserve development				1.5	(30.1)	(24.5)	(22.0)	(7.8)		(14.9)		(18.2)		(21.3)
Loss and loss expenses before catastrophe losses and prior period reserve development				56.7%	61.3%	70.5%	69.7%	56.5%		63.1%		65.6%		64.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

						Change in
(In millions)	Paid losses	Paid loss expense	Total paid	Change in case reserves	Change in IBNR reserves	loss expense reserves	Total reserves	Case incurred	IBNR incurred	Loss expense incurred	Total incurred
Gross loss and loss expense incurred at March 31, 2011
Commercial casualty	$67	$29	$96	$(28)	$18	$-	$(10)	$39	$18	$29	$86
Commercial property	77	11	88	14	16	2	32	91	16	13	120
Commercial auto	64	10	74	(18)	(4)	(2)	(24)	46	(4)	8	50
Workers' compensation	53	11	64	8	-	-	8	61	-	11	72
Specialty packages	24	5	29	2	1	-	3	26	1	5	32
Surety and executive risk	13	3	16	(3)	5	5	7	10	5	8	23
Machinery and equipment	2	-	2	1	-	-	1	3	-	-	3
Total commercial lines	300	69	369	(24)	36	5	17	276	36	74	386

Personal auto	53	8	61	(4)	(1)	1	(4)	49	(1)	9	57
Homeowners	47	7	54	8	6	1	15	55	6	8	69
Other personal	9	1	10	2	3	-	5	11	3	1	15
Total personal lines	109	16	125	6	8	2	16	115	8	18	141

Commercial casualty & property	4	1	5	3	4	3	10	7	4	4	15
Total excess & surplus lines	4	1	5	3	4	3	10	7	4	4	15
Total property casualty	$413	$86	$499	$(15)	$48	$9	$43	$398	$48	$96	$542

Ceded loss and loss expense incurred at March 31, 2011
Commercial casualty	$1	$-	$1	$4	$1	$-	$5	$5	$1	$-	$6
Commercial property	3	-	3	2	-	-	2	5	-	-	5
Commercial auto	-	-	-	-	-	-	-	-	-	-	-
Workers' compensation	2	-	2	-	-	-	-	2	-	-	2
Specialty packages	-	-	-	-	-	-	-	-	-	-	-
Surety and executive risk	4	-	4	(5)	-	-	(5)	(1)	-	-	(1)
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	10	-	10	1	1	-	2	11	1	-	12

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	-	-	-	-	-	-	-	-	-	-	-
Other personal	-	-	-	-	-	-	-	-	-	-	-
Total personal lines	-	-	-	-	-	-	-	-	-	-	-

Commercial casualty & property	-	-	-	-	-	-	-	-	-	-	-
Total excess & surplus lines	-	-	-	-	-	-	-	-	-	-	-
Total property casualty	$10	$-	$10	$1	$1	$-	$2	$11	$1	$-	$12

Net loss and loss expense incurred at March 31, 2011
Commercial casualty	$66	$29	$95	$(32)	$17	$-	$(15)	$34	$17	$29	$80
Commercial property	74	11	85	12	16	2	30	86	16	13	115
Commercial auto	64	10	74	(18)	(4)	(2)	(24)	46	(4)	8	50
Workers' compensation	51	11	62	8	-	-	8	59	-	11	70
Specialty packages	24	5	29	2	1	-	3	26	1	5	32
Surety and executive risk	9	3	12	2	5	5	12	11	5	8	24
Machinery and equipment	2	-	2	1	-	-	1	3	-	-	3
Total commercial lines	290	69	359	(25)	35	5	15	265	35	74	374

Personal auto	53	8	61	(4)	(1)	1	(4)	49	(1)	9	57
Homeowners	47	7	54	8	6	1	15	55	6	8	69
Other personal	9	1	10	2	3	-	5	11	3	1	15
Total personal lines	109	16	125	6	8	2	16	115	8	18	141

Commercial casualty & property	4	1	5	3	4	3	10	7	4	4	15
Total excess & surplus lines	4	1	5	3	4	3	10	7	4	4	15
Total property casualty	$403	$86	$489	$(16)	$47	$10	$41	$387	$47	$96	$530

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Reserves

(In millions)	Loss reserves		Loss	Total
	Case	IBNR	expense	gross	Percent
At March 31,	reserves	reserves	reserves	reserves	of total
2011
Commercial casualty	$938	$339	$532	$1,809	48.3%
Commercial property	143	28	35	206	5.5
Commercial auto	240	37	58	335	8.9
Workers' compensation	484	465	147	1,096	29.3
Specialty packages	82	3	11	96	2.6
Surety and executive risk	127	7	62	196	5.2
Machinery and equipment	2	3	1	6	0.2
Total	$2,016	$882	$846	$3,744	100.0%

Personal auto	$123	$(2)	$28	$149	40.5%
Homeowner	81	27	18	126	34.1
Other personal	38	46	10	94	25.4
Total	$242	$71	$56	$369	100.0%

Excess and surplus lines	$31	$15	$20	$66

At December 31,
2010
Commercial casualty	$966	$321	$533	$1,820	48.8%
Commercial property	130	13	32	175	4.7
Commercial auto	258	41	60	359	9.6
Workers' compensation	476	465	147	1,088	29.2
Specialty packages	80	2	10	92	2.5
Surety and executive risk	130	2	57	189	5.1
Machinery and equipment	1	3	1	5	0.1
Total	$2,041	$847	$840	$3,728	100.0%

Personal auto	$126	$(1)	$28	$153	43.4%
Homeowner	73	21	17	111	31.4
Other personal	37	43	9	89	25.2
Total	$236	$63	$54	$353	100.0%

Excess and surplus lines	$29	$10	$17	$56

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

	Three months ended									Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10		6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums				$708	$648	$677	$685	$682			$1,367		$2,044		$2,692
Agency new business written premiums				102	107	109	106	92			198		307		414
Other written premiums				(31)	(33)	(50)	(42)	(18)			(60)		(110)		(143)
Reported written premiums – statutory*				$779	$722	$736	$749	$756			$1,505		$2,241		$2,963
Unearned premium change				(34)	23	7	(21)	(48)			(69)		(62)		(39)
Earned premiums				$745	$745	$743	$728	$708			$1,436		$2,179		$2,924
Year over year change %
Agency renewal written premiums				4%	2%	1%	3%	(2	) %		0%		1%		1%
Agency new business written premiums				11	14	2	(1)	(5)			(3)		(1)		2
Other written premiums				(72)	33	(9)	16	(29)			6		0		10
Reported written premiums – statutory*				3	6	1	4	(3)			0		0		2
Paid losses and loss expenses
Losses paid				$404	$400	$421	$382	$334			$716		$1,137		$1,537
Loss expenses paid				85	93	84	72	80			151		235		328
Loss and loss expenses paid				$489	$493	$505	$454	$414			$867		$1,372		$1,865
Statutory combined ratio
Loss ratio				58.4%	47.7%	58.8%	65.1%	54.3%			59.8%		59.5%		56.5%
Allocated loss expense ratio				6.0	6.7	5.9	5.7	6.0			5.8		5.9		6.1
Unallocated loss expense ratio				6.7	6.5	6.9	5.2	6.7			6.0		6.2		6.3
Net underwriting expense ratio				32.2	33.3	32.9	31.3	34.1			32.7		32.8		32.9
Statutory combined ratio				103.3%	94.2%	104.5%	107.3%	101.1%			104.3%		104.4%		101.8%
Contribution from catastrophe losses				5.5	0.7	3.8	13.6	2.1			8.0		6.5		5.1
Statutory combined ratio excluding catastrophe losses				97.8%	93.5%	100.7%	93.7%	99.0%			96.3%		97.9%		96.7%
Commission expense ratio				18.4%	19.9%	18.7%	17.9%	18.4%			18.1%		18.3%		18.7%
Other expense ratio				13.8	13.4	14.2	13.4	15.7			14.6		14.5		14.2
Statutory expense ratio				32.2%	33.3%	32.9%	31.3%	34.1%			32.7%		32.8%		32.9%
GAAP combined ratio
GAAP combined ratio				103.9%	93.1%	103.9%	107.6%	102.6%			105.2%		104.7%		101.7%
Contribution from catastrophe losses				5.5	0.7	3.8	13.6	2.1			8.0		6.5		5.1
GAAP combined ratio excluding catastrophe losses				98.4%	92.4%	100.1%	94.0%	100.5%			97.2%		98.2%		96.6%
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
* nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

	Three months ended											Six months ended			Nine months ended			Twelve months ended
(Dollars in millions)	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10		9/30/10		6/30/10	3/31/10		6/30/11	6/30/10		9/30/11	9/30/10		12/31/11	12/31/10
Premiums
Agency renewal written premiums				$542	$474		$479		$492	$533			$1,025			$1,504			$1,978
Agency new business written premiums				71	76		74		73	66			139			213			289
Other written premiums				(25)	(26)		(42)		(33)	(11)			(44)			(86)			(112)
Reported written premiums – statutory*				$588	$524		$511		$532	$588			$1,120			$1,631			$2,155
Unearned premium change				(48)	22		36		6	(65)			(59)			(23)			(1)
Earned premiums				$540	$546		$547		$538	$523			$1,061			$1,608			$2,154
Year over year change %
Agency renewal written premiums				2%	(1	) %	(2	) %	1%	(4	) %		(2	) %		(2	) %		(2	) %
Agency new business written premiums				8	13		(3)		(8)	(13)			(10)			(8)			(3)
Other written premiums				(127)	38		(14)		23	(57)			14			2			14
Reported written premiums – statutory*				0	4		(3)		2	(6)			(3)			(3)			(1)
Paid losses and loss expenses
Losses paid				$290	$284		$290		$266	$230			$497			$786			$1,070
Loss expenses paid				69	75		65		58	63			120			186			261
Loss and loss expenses paid				$359	$359		$355		$324	$293			$617			$972			$1,331
Statutory combined ratio
Loss ratio				55.5%	44.2%		57.1%		59.0%	53.8%			56.4%			56.7%			53.5%
Allocated loss expense ratio				7.0	7.9		6.9		6.5	7.1			6.8			6.8			7.1
Unallocated loss expense ratio				6.7	6.4		6.7		4.8	6.6			5.7			6.0			6.1
Net underwriting expense ratio				32.9	33.4		34.8		31.7	31.9			31.8			32.7			32.9
Statutory combined ratio				102.1%	91.9%		105.5%		102.0%	99.3%			100.7%			102.2%			99.6%
Contribution from catastrophe losses				4.9	1.0		3.2		10.4	1.8			6.2			5.2			4.1
Statutory combined ratio excluding catastrophe losses				97.2%	90.9%		102.3%		91.6%	97.5%			94.5%			97.0%			95.5%
Commission expense ratio				18.5%	19.0%		19.0%		17.6%	17.2%			17.4%			17.9%			18.1%
Other expense ratio				14.4	14.4		15.8		14.1	14.7			14.4			14.8			14.8
Statutory expense ratio				32.9%	33.4%		34.8%		31.7%	31.9%			31.8%			32.7%			32.9%
GAAP combined ratio
GAAP combined ratio				104.0%	90.6%		103.4%		101.7%	102.1%			101.9%			102.4%			99.4%
Contribution from catastrophe losses				4.9	1.0		3.2		10.4	1.8			6.2			5.2			4.1
GAAP combined ratio excluding catastrophe losses				99.1%	89.6%		100.2%		91.3%	100.3%			95.7%			97.2%			95.3%
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
* nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums				$156	$166	$189	$187	$143		$330		$519		$685
Agency new business written premiums				22	23	25	24	18		42		67		90
Other written premiums				(5)	(6)	(6)	(7)	(6)		(13)		(19)		(25)
Reported written premiums – statutory*				$173	$183	$208	$204	$155		$359		$567		$750
Unearned premium change				17	3	(26)	(25)	19		(6)		(32)		(29)
Earned premiums				$190	$186	$182	$179	$174		$353		$535		$721
Year over year change %
Agency renewal written premiums				9%	8%	7%	6%	4%		5%		6%		7%
Agency new business written premiums				22	15	19	26	29		24		22		20
Other written premiums				17	0	25	(40)	0		0		10		4
Reported written premiums – statutory*				12	10	9	7	7		7		8		9
Paid losses and loss expenses
Losses paid				$109	$116	$128	$114	$103		$217		$345		$461
Loss expenses paid				15	17	17	14	17		30		48		65
Loss and loss expenses paid				$124	$133	$145	$128	$120		$247		$393		$526
Statutory combined ratio
Loss ratio				64.9%	60.5%	63.2%	82.4%	55.3%		69.0%		67.0%		65.4%
Allocated loss expense ratio				2.3	2.5	1.9	2.0	1.9		2.0		1.9		2.1
Unallocated loss expense ratio				6.9	6.9	7.2	6.7	7.2		6.9		7.1		6.9
Net underwriting expense ratio				30.3	32.6	28.4	30.1	42.1		35.3		32.8		32.7
Statutory combined ratio				104.4%	102.5%	100.7%	121.2%	106.5%		113.2%		108.8%		107.1%
Contribution from catastrophe losses				7.4	(0.3)	6.0	23.8	3.0		13.6		11.0		8.1
Statutory combined ratio excluding catastrophe losses				97.0%	102.8%	94.7%	97.4%	103.5%		99.6%		97.8%		99.0%
Commission expense ratio				17.9%	21.7%	17.1%	18.1%	22.4%		20.0%		19.0%		19.6%
Other expense ratio				12.4	10.9	11.3	12.0	19.7		15.3		13.8		13.1
Statutory expense ratio				30.3%	32.6%	28.4%	30.1%	42.1%		35.3%		32.8%		32.7%
GAAP combined ratio
GAAP combined ratio				101.4%	101.9%	103.4%	123.4%	102.5%		113.1%		109.8%		107.7%
Contribution from catastrophe losses				7.4	(0.3)	6.0	23.8	3.0		13.6		11.0		8.1
GAAP combined ratio excluding catastrophe losses				94.0%	102.2%	97.4%	99.6%	99.5%		99.5%		98.8%		99.6%
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
* nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums				$10	$8	$9	$7	$6		$12		$21		$29
Agency new business written premiums				9	8	9	10	8		18		27		35
Other written premiums				(1)	(1)	(2)	(2)	(1)		(3)		(5)		(6)
Reported written premiums – statutory*				$18	$15	$16	$15	$13		$27		$43		$58
Unearned premium change				(3)	(1)	(3)	(4)	(2)		(5)		(8)		(9)
Earned premiums				$15	$14	$13	$11	$11		$22		$35		$49
Year over year change %
Agency renewal written premiums				67%	100%	200%	200%	500%		500%		320%		190%
Agency new business written premiums				13	14	0	25	14		13		8		9
Other written premiums				0	0	nm	nm	0		(200)		(400)		(100)
Reported written premiums – statutory*				38	50	33	40	86		59		48		49
Paid losses and loss expenses
Losses paid				$4	$1	$3	$1	$1		$2		$5		$6
Loss expenses paid				1	1	1	0	0		1		2		2
Loss and loss expenses paid				$5	$2	$4	$1	$1		$3		$7		$8
Statutory combined ratio
Loss ratio				77.6%	20.8%	72.3%	81.5%	65.4%		73.5%		73.1%		58.1%
Allocated loss expense ratio				19.1	16.1	23.5	20.4	21.0		20.7		21.8		20.1
Unallocated loss expense ratio				6.1	2.7	7.9	6.5	5.1		5.8		6.5		5.5
Net underwriting expense ratio				27.6	39.0	30.8	33.5	38.5		35.8		33.9		35.2
Statutory combined ratio				130.4%	78.6%	134.5%	141.9%	130.0%		135.8%		135.3%		118.9%
Contribution from catastrophe losses				2.8	(0.1)	4.6	0.0	0.0		0.0		1.7		1.2
Statutory combined ratio excluding catastrophe losses				127.6%	78.7%	129.9%	141.9%	130.0%		135.8%		133.6%		117.7%
Commission expense ratio				22.2%	30.7%	27.0%	26.0%	28.2%		27.0%		27.0%		27.9%
Other expense ratio				5.4	8.3	3.8	7.5	10.3		8.8		6.9		7.3
Statutory expense ratio				27.6%	39.0%	30.8%	33.5%	38.5%		35.8%		33.9%		35.2%
GAAP combined ratio
GAAP combined ratio				133.0%	75.3%	129.8%	137.5%	127.1%		132.4%		131.4%		115.4%
Contribution from catastrophe losses				2.8	(0.1)	4.6	0.0	0.0		0.0		1.7		1.2
GAAP combined ratio excluding catastrophe losses				130.2%	75.4%	125.2%	137.5%	127.1%		132.4%		129.7%		114.2%
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
* nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
* Statutory data does not include CSU Producers Resources Inc.

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2011	2010	Change	% Change

Net premiums written	$102	$104	$(2)	(2)
Net investment income	34	33	1	3
Amortization of interest maintenance reserve	-	(1)	1	nm
Commissions and expense allowances on reinsurance ceded	2	2	-	nm
Income from fees associated with Separate Accounts	1	1	-	nm
Total revenues	$139	$139	$-	nm

Death benefits and matured endowments	$16	$13	$3	23
Annuity benefits	13	9	4	44
Disability benefits and benefits under accident and health contracts	-	1	(1)	nm
Surrender benefits and group conversions	6	5	1	20
Interest and adjustments on deposit-type contract funds	3	3	-	nm
Increase in aggregate reserves for life and accident and health contracts	77	84	(7)	(8)
Total benefit expenses	$115	$115	$-	nm

Commissions	$12	$12	$-	nm
General insurance expenses and taxes	10	10	-	nm
Increase in loading on deferred and uncollected premiums	-	(1)	1	nm
Total operating expenses	$22	$21	$1	5

Federal and foreign income tax benefit	8	(4)	12	nm

Net gain from operations before realized capital gains	$(6)	$7	$(13)	nm

Net realized gains net of capital gains tax	(20)	2	(22)	nm

Net income (loss) (statutory)	$(26)	$9	$(35)	nm
* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.